Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Amendment No. 1 to the Annual Report on Form 10-KSB/A of First Transaction Management, Inc. for the period ended December 31, 2007, I, Susan Schreter, Chief Executive Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

Such Amendment No. 1 to the Annual Report on Form 10-KSB/A for the year ended December 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Amendment fairly presents, in all material respects, the financial condition and results of operations of First Transaction Management, Inc for such period.

FIRST TRANSACTION MANAGEMENT, INC.

Dated: June 24, 2008	By: /s/ SUSAN SCHRETER

Susan Schreter, Chief Executive and Chief Financial Officer